As filed with the Securities and Exchange Commission on January 31, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 25, 2011
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 8.01. OTHER EVENTS
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EX-10.1
EX-10.2
EX-10.3

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On January 25, 2011, the Compensation and Benefits Committee of the Board of Directors (the “Committee”) of Bank of America Corporation (the “Company”) and, with respect to Brian T. Moynihan, our President and Chief Executive Officer, on January 26, 2011 the Board of Directors (the “Board”), approved the compensation decisions summarized below with respect to the Company’s named executive officers, based upon their recognition of 2010 as a unique and critical transition year for the Company and their evaluation of the performance of the Company, its lines of business and individual executive officers.
Base Salary Increases
     The Company’s named executive officers listed in the table below received the following base salary increases effective as of January 1, 2011:

Name	Current Base Salary	New Base Salary
Charles H. Noski	$800,000	$850,000
Joe L. Price	$800,000	$850,000
Thomas K. Montag	$800,000	$850,000
Mr. Moynihan did not receive a base salary increase.
No Cash Incentive Awards
     No cash incentives will be paid to the Company’s executive officers, including the named executive officers, under the Executive Incentive Compensation Plan (EIC Plan) for fiscal year 2010 performance.
Long-Term Incentive Awards
     The forms of executive officer long-term incentive awards are:
•	Cash-settled stock unit (“CSU”) awards which vest and become payable in cash (based on the Company’s closing stock price on the applicable payment date) in equal installments over a twelve month period beginning in March 2011; and

•	Performance contingent restricted stock unit (“PRSU”) awards conditioned on the Company’s attainment of pre-established performance goals measured on a rolling basis over four consecutive trailing quarters within a five-year period beginning with the four calendar quarters ending December 31, 2011.
     The authorized grants of CSUs and PRSUs to the Company’s named executive officers will be in the amounts set forth in the table below.

		Performance Contingent
Name	Cash Settled Stock Units*	Restricted Stock Units*
Brian T. Moynihan	$0	$9,050,000
Charles H. Noski	$900,000	$4,800,000
Joe L. Price	$900,000	$4,800,000
Thomas K. Montag	$900,000	$14,300,000

*	The number of CSUs and PRSUs will be determined by dividing the indicated dollar value of the award by the average closing price of the Company’s common stock for the ten (10) consecutive trading days ending on (and including) the grant date, February 15, 2011, rounded up to the next whole share.

     The material vesting and payment terms of the CSU and PRSU awards, including performance criteria applicable to the PRSUs, are set forth in the Summary of Material Terms of CSUs and PRSUs, Form of CSU Award Agreement and Form of PRSU Award Agreement attached as Exhibits 10.1, 10.2 and 10.3 to this report.
     Any unvested CSUs are subject to forfeiture upon a recipient’s termination of employment for any reason other than death or disability (as defined in the CSU Award Agreement), and are settled and paid immediately upon a recipient’s termination due to death or disability.
     Any unvested PRSUs are subject to forfeiture upon a recipient’s termination of employment for any reason except for terminations due to (a) death, (b) disability, (c) termination for good reason or without cause following a change in control (as specified and defined, as applicable, in the PRSU Award Agreement), or (d) termination after having attained the Rule of 60 (as defined in the PRSU Award Agreement). Any unvested PRSUs are subject to (1) full acceleration and immediate settlement upon a recipient’s termination due to death, and (2) full acceleration and settlement on the immediately following settlement date upon a recipient’s termination for good reason or without cause following a change in control. Any unvested PRSUs will continue to vest, on schedule, subject to actual performance, upon a recipient’s termination due to disability or after having attained the Rule of 60 (as defined in the PRSU Award Agreement) and, for Mr. Montag, upon his involuntary termination without cause or resignation for “good reason.”
     The PRSUs will be issued under the Company’s 2003 Key Associate Stock Plan. The CSUs and PRSUs are both subject to the Company’s Incentive Compensation Recoupment Policy and anti-hedging/derivative transactions policies, as well as detrimental conduct clawback provisions. The PRSUs also are subject to a performance-based clawback as described in the Form of PRSU Award Agreement attached as Exhibit 10.3.
     The description of the CSUs and PRSUs does not purport to be complete and is qualified in its entirety by reference to the Summary of Material Terms of CSUs and PRSUs and the full text of the Form of CSU Award Agreement and Form of PRSU Agreement, which are attached as Exhibits 10.1, 10.2 and 10.3 to this report.
Item 8.01. OTHER EVENTS.
     Subject to market conditions and pricing, the Company intends to enter into one or more cash-settled hedging transactions relating to approximately $1.3 billion of the total amount of Restricted Stock Units (“RSUs”) to be awarded to certain associates during the first quarter of 2011 as part of their year-end compensation. Substantially all of the RSU awards are stock-based compensation subject to a performance-based clawback over the vesting period that are paid over time based on the Company’s common stock price. Although the Company currently plans to pay substantially all of those awards in cash, it has reserved the right to make some or all of the payments in the Company’s common stock. Certain other RSU awards are subject to performance vesting requirements and would be paid in a combination of cash and stock. The purpose of entering into any such hedging transactions would be to reduce the change in the expense to the Company arising from the RSUs related to changes in the Company’s common stock price during the vesting period.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Summary of Material Terms of CSUs and PRSUs

10.2	Form of CSU Award Agreement

10.3	Form of PRSU Award Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: January 31, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Summary of Material Terms of CSUs and PRSUs

10.2	Form of CSU Award Agreement

10.3	Form of PRSU Award Agreement